Goldman Sachs Funds

ASIA GROWTH FUND                        Semi-Annual Report July 31, 1998

                                        Long-term capital growth potential
[GRAPHIC]
                                        through a diversified portfolio of

                                        stocks related to Asia, excluding Japan.


                                                                    Goldman
                                                                    Sachs

GOLDMAN SACHS ASIA GROWTH FUND

Fund Basics
as of July 31, 1998

Assets Under Management

     $71 Million

Number of Holdings
         47

   NASDAQ SYMBOLS

   Class A Shares

       GSAGX

    Class B Shares

        GSABX

    Class C Shares

        GSACX

 Institutional Shares

        GSAIX

Mutual funds, annuities, and other investment products:

 . are not FDIC insured;

 . are not deposits or obligations of, or guaranteed by, any financial institution;

 . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

January 31, 1998-            Fund Total Return               MSCI AC Asia
  July 31, 1998              (based on NAV)/1/         Free (Ex Japan) Index/2/
--------------------------------------------------------------------------------
Class A                          -16.59%                         -21.35%
Class B                          -16.85%                         -21.35%
Class C                          -16.77%                         -21.35%
Institutional                    -16.23%                         -21.35%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free
    (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
SEC TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended
7/31/98                  Class A      Class B     Class C   Institutional
--------------------------------------------------------------------------------
Last 6 Months/3/          -21.20%     -21.01%     -17.60%     -16.23%
One Year /4/              -59.91%     -59.87%       N/A       -57.28%
Five Years                  N/A         N/A         N/A         N/A
Since Inception           -16.49%/4/  -34.26%/4/  -56.03%\3\  -28.74%\4\
                          (7/8/94)     (5/1/96)    (8/15/97)   (2/2/96)
--------------------------------------------------------------------------------
/3/ The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 7/31/98 was $7.40 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The SEC Average Annual Total Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

--------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 7/31/98
--------------------------------------------------------------------------------
                      % of Total
Company Holding       Net Assets               Country        Line of Business
--------------------------------------------------------------------------------

Hutchinson Whampoa    7.6%                     Hong Kong      Diversified
Hong Kong Telecom     7.1%                     Hong Kong      Telecommunications
Hindustan Lever Ltd.  5.1%                     India          Consumer Goods
Mahangar Telphone     4.1%                     India          Telecommunications
ITC Limited           4.0%                     India          Consumer Goods
Hong Kong Electric    3.8%                     Hong Kong      Utility
Asia Satellite        3.7%                     Hong Kong      Utility
Ranbaxy Labs          3.5%                     India          Consumer Goods
Singapore Press       3.4%                     Singapore      Media
Holdings
Cheung Kong Ltd.      3.1%                     Hong Kong      Real Estate
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                  GOLDMAN SACHS ASIA GROWTH FUND


Market Overview


Dear Shareholder,

Asian markets were buoyed early in the year by progress in corporate restructuring. However, the slow pace of reform and Japan's continued economic weakness highlighted the uncertainties surrounding an Asian recovery.


 . Market Review: Markets Rally Briefly, Then Slump -- In early 1998, a brief period of optimism over the Asian markets led to an inflow of funds from the U.S. and Europe, sparking rallies in the Korean and ASEAN markets. Investors were initially attracted by Korea's successful debt rescheduling, assurances of a stable Renminbi, and signs of reform initiatives by Korea and Thailand. Currencies generally strengthened, also due to capital inflows.

      Corrections followed in March, however, as concerns shifted to a weakening yen and high valuations in markets such as Thailand, where investors reacted negatively to capital-raising activity in the banking sector. Markets slid further in the ensuing two months, as governments, particularly those of Malaysia and Indonesia, demonstrated a lack of political will to bring about necessary reforms in the private sector.

      Although Hong Kong's market did not suffer losses as extensive as some of the other markets in the region, it did reach a new low. High interest rates resulting from attacks on the Hong Kong Dollar, negative GDP forecasts and concerns over the health of the country's banking system were the main drivers behind the decline. While the government produced a rescue package intended to support property prices, this effort was not perceived as a long term solution.

      In June, the U.S. government intervened in an attempt to prevent a further collapse of the yen. The move was met with skepticism, however, as it was not perceived by the market to be a far-reaching solution to Japan's problems. By period end, Asian markets slumped further as continued concerns regarding Japan's economy and speculative attacks on Hong Kong's dollar intensified.

 . Market Outlook: Expectations Are for Continuing Volatility -- The increased interest shown by foreign corporates in purchasing Asian assets shows that long term investors are beginning to see value emerge in companies across the region. High debt levels, however, remain the key obstacle in solving the problems of Asian businesses. As a result, we remain cautious in Asia.

  We encourage you to maintain your diversified, long-term investment program, and look forward to serving your investment needs in the years ahead.


  Sincerely,                           /s/ John P. Mcnulty

  /s/ David B. Ford                    John P. McNulty
                                       Co-Head,
  David B. Ford                        Goldman Sachs Asset
  Co-Head,                             Management International
  Goldman Sachs Asset
  Management International


  August 31, 1998

GOLDMAN SACHS ASIA GROWTH FUND


Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the six-month period ended
July 31, 1998.


   Performance Review

   On a relative basis, all of the Fund's share classes outperformed the benchmark by more than 400 basis points during the period under review. On an absolute basis, however, Asian markets turned in a negative performance, as reflected in the 21.35% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International AC Asia Free ex-Japan Index. The Fund's outperformance is mainly attributable to stock selection.


   Country Allocations

   Throughout the period, as a defensive measure, the Fund maintained underweight positions in countries such as Indonesia, Malaysia, Korea and Thailand. Conversely, we sustained overweight positions in Hong Kong and China due to the stronger company fundamentals found in these markets.


   Portfolio Highlights

 . Asia Satellite (Hong Kong) -- AsiaSat is one of Asia's leading providers of high-quality satellite transponder capacity, primarily to the broadcasting (70%) and telecom (30%) markets. AsiaSat's premier orbital slots, excellent management and premium customer base are the main factors contributing to the company's relative strength.

 . ITC Limited (India) -- The company, which controls 67% of the cigarette business in India, was purchased as an investment for the Fund in June 1998. It is one of the very few large, liquid consumer stocks in the country, and it has an impressive track record of delivering good profits.

 . Berjaya Sports (Malaysia) -- Berjaya Sports Toto generated negative performance during the period, a circumstance that is primarily attributable to fears that a majority shareholder would inject non-gaming assets into this cash-rich company. We feel the stock has been oversold and maintain our positive view on it, as the company pays close to 100% of its free cash flow in dividends and enjoys rapidly increasing market share in the number forecasting business.


   Key New Acquisitions

   In view of the uncertain environment, we have increased our exposure to companies with strong balance sheets and stable cash flows.

 . Siliconware Precis (Taiwan) -- As one of the major integrated circuit (IC) packaging houses in Taiwan, Siliconware benefits from steady volume growth driven by the continuing PC outsourcing trend. Relative to other PC-related companies, its business model should provide smoother earnings growth and less exposure risk to global IC pricing, which has weakened significantly.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

INVESTMENT
PROCESS OVERVIEW

The investment process
for the Goldman Sachs Asia
Growth Fund combines both
qualitative and quantitative
analysis, with an emphasis
on portfolio manager input.

   Company Visits
   --------------
  Internal Research
  -----------------
  Return Expectations

    [DOWN ARROW]

   Stock Selection

    [DOWN ARROW]

     Portfolio        [SIDE ARROW]
    Construction

  . Stock & Industry  [SIDE ARROW]
    Views Relative
    to Benchmark

    [DOWN ARROW]

  . Portfolio Review
    & Analysis
    Performance
    Measurement
    & Attribution

  . BARRA

  . Risk Analysis


 . SmartOne (Hong Kong) -- SmartOne is one of the three incumbent cellular operators in Hong Kong, with 23% market share. It was purchased by the Fund in April 1998. Despite a competitive environment, we believe Smartone's management has an in-depth knowledge of the local market and the skills in cellular management to maintain healthy profitability through effective marketing and cost control. Strategic acquisitions made this year should solidify its position in the marketplace for years to come.

 . South China Morning Post (Hong Kong) -- With a strong cash position, a monopoly in the local English language press and profit margins that have improved in the last year, South China Morning Post continues to be one of the world's most profitable newspapers. These factors, combined with a dividend payout of 65%, make this stock resilient to market downturns.

 . Telekom Malaysia (Malaysia) -- Unlike many other companies in Malaysia,
  Telekom can easily withstand further exchange rate fluctuations. The company has rich cash flows and a stable balance sheet. With the economic environment deteriorating, Telekom will also find an easing in competitive pressures.


  Portfolio Outlook

  Near term, we intend to keep a close eye on markets in Asia. Although we have seen some countries make progress in the implementation of bank restructuring and bankruptcy legislation, the economic weakness of Japan has again subjected regional currencies to considerable pressure. This will likely result in continuous volatility in the markets.

  We intend to maintain our defensive investment stance, focusing on companies with strong balance sheets and dominant business franchises.

  We thank you for your support in what has been a challenging period for the Asian markets and we look forward to reporting to you in the future.


  Goldman Sachs Asia Growth Fund Investment Team

  Singapore, August 31, 1998

GOLDMAN SACHS ASIA GROWTH FUND


An Action Plan for Volatile Markets


When fear and uncertainty temporarily take hold of global markets, you can gain a greater sense of control over your own investment portfolio by making sound decisions. Whether you are a seasoned investor or a market neophyte, the following thoughts are intended to help you maintain some perspective during these volatile market times.


      Remember the factors

      you considered when you first

      began investing: your long-term

      objectives, time horizon, risk

      tolerance and financial needs.


Stay on Course

Don't let market directions dictate your investment decisions --avoid the common mistake of basing decisions on emotions or uncertainty. Remember the factors you considered when you first began investing: your long-term objectives, time horizon, risk tolerance and financial needs.


Stay Diversified

Global diversification is one of the best defenses against uncertain markets. Because the world's countries have varying economies, growth rates and stages of development, they tend to offer strong performance at different times. Diversifying among equity markets enables you to capture a wide range of opportunities and seek maximum risk-adjusted returns.


Stay Invested

Investors often redeem at market lows because of concern or lack of information -- and negatively impact their longer-term returns. With stock investing, the longer your holding period, the greater the likelihood of positive returns.


Consult Your Financial Advisor

Market declines provide a good opportunity to touch base with your advisor, gain confirmation that you are properly diversified and assess whether any recent life events necessitate a change in asset allocation policy.


For More Information

Goldman Sachs Asset Management offers a broad spectrum of equity mutual funds that can help you weather market ups and downs. For more information on Goldman Sachs Funds, contact your investment professional.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
July 31, 1998 (Unaudited)

 The following graph shows the value as of July 31, 1998, of a $10,000 invest-ment made (with the maximum sales charge of 5.5%) in Class A shares on July 8, 1994 (commencement of operations). For comparative purposes, the perfor-mance of the Fund's benchmark (the Morgan Stanley all Country Asia Free ex Japan Index ("MSCI Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Insti-tutional shares will vary from Class A due to differences in fees and loads.


 ASIA GROWTH FUND'S LIFETIME PERFORMANCE

 PERFORMANCE OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED JULY 8, 1994 TO JULY 31, 1998

 LOGO

GS-Asia Growth Cl A
Inception Date 07/08/94
                 MSCI        Fund
                          ------------
JULY 8             10,000       9,450
JULY               10,700       9,847
AUG                11,539      10,473
SEPT               11,298      10,520
OCT                11,456      10,567
NOV                10,431       9,933
DEC                10,126       9,705
JAN/95              9,075       8,934
FEB                 9,822       9,504
MAR                 9,790       9,471
APR                 9,636       9,316
MAY                10,705      10,450
JUNE               10,522      10,289
JULY               10,702      10,504
AUG                10,191      10,048
SEPT               10,297      10,269
OCT                10,108      10,034
NOV                 9,865       9,779
DEC                10,340      10,341
JAN/96             11,131      11,300
FEB                11,236      11,341
MAR                11,299      11,218
APR                11,687      11,862
MAY                11,537      11,842
JUNE               11,343      11,465
JULY               10,484      10,656
AUG                10,782      10,773
SEP                10,953      10,793
OCT                10,734      10,485
NOV                11,229      10,999
DEC                11,178      11,165
JAN/97             11,395      11,186
FEB                11,482      11,097
MAR                10,954      10,651
APR                10,630      10,431
MAY                11,087      11,152
JUNE               11,471      11,261
JULY               11,543      11,330
AUG                 9,480       9,135
SEP                 9,424       9,055
OCT                 7,314       6,786
NOV                 6,802       6,655
DEC                 6,534       6,580
JAN '98             5,957       5,761
FEB                 7,210       6,772
MAR                 7,088       6,655
APR                 6,454       6,208
MAY                 5,450       5,370
JUNE                4,820       4,874
JULY                4,685       4,806

                                           SINCE INCEPTION
                                              OF CLASS     ONE YEAR SIX MONTHS
  AVERAGE ANNUAL TOTAL RETURN THROUGH JULY 31, 1998
  CLASS A (COMMENCED JULY 8, 1994)
  Excluding sales charges                          -15.32%  -57.58%    -16.59%
  Including sales charges                          -16.49%  -59.91%    -21.20%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding redemption charges                     -33.36%  -57.76%    -16.85%
  Including redemption charges                     -34.26%  -59.87%    -21.01%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)(A)
  Excluding redemption charges                     -56.03%      n/a    -16.77%
  Including redemption charges                     -56.47%      n/a    -17.60%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED FEBRUARY
  2, 1996)                                         -28.74%  -57.28%    -16.23%
 -----------------------------------------------------------------------------

 (a) Since inception represents the cumulative total return since the class has not been in operation for a full 12 months.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES    DESCRIPTION                                             VALUE
 COMMON STOCKS - 86.1%
  AUSTRALIAN DOLLAR - 2.1%
  113,800   Amp Ltd.*
             (Financial Services)                              $ 1,507,552
 -------------------------------------------------------------------------
  HONG KONG DOLLAR - 42.5%
  1,630,000 Asia Satellite (Utility)                             2,608,505
  4,952,000 Beijing Datang Power Gen-H* (Utility)                1,169,537
  504,000   Cheung Kong Holdings, Ltd.* (Real Estate)            2,185,507
  444,000   Citic Pacific (Diversified)                            716,268
  440,000   CLP Holdings Ltd. (Utilities)                        1,964,767
  825,000   Dao Heng Bank Group (Banking)                        1,272,343
  2,514,000 Guangnan Holdings* (Consumer Goods)                    648,900
  3,945,384 HKR International Ltd.* (Real Estate)                1,336,598
  868,500   Hong Kong Electric (Utility)                         2,723,695
  2,669,000 Hong Kong Telecom (Telecommunications)               5,029,025
  1,129,000 Hutchison Whampoa (Diversified)                      5,420,249
  586,000   New World Development Company Ltd. (Real Estate)       778,964
  2,193,000 Ng Fung Hong* (Consumer Goods)                       1,528,322
  439,000   SmartOne Telecommunications (Telecommunications)     1,271,930
  1,762,000 South China Morning Post*
             (Printing & Publishing)                               915,280
  3,615,000 Zhejiang Expressway* (Construction)                    541,189
                          ------------------------------------------------
                                                                30,111,079
 -------------------------------------------------------------------------
  INDIAN RUPEE - 16.7%
  440       Colgate Palmolive (Consumer Goods)                       2,646
  90,550    Hindustan Lever Ltd.
             (Consumer Goods)                                    3,636,897
  190,896   ITC Ltd. (Consumer Goods)                            2,844,373
  510       Larsen & Toubro (Demat)
             (Heavy Industries)                                      2,480
  134       Larsen & Toubro Ltd.
             (Heavy Industries)                                        652
  581,600   Mahanagar Telephone* (Telecommunications)            2,878,613
  50        Mahindra & Mahindra Ltd. (Automotive Products)             182
  400       Niit Limited* (Technology)                              13,561
  178,050   Ranbaxy Labs (Consumer Goods)                        2,479,310
                          ------------------------------------------------
                                                                11,858,714
 -------------------------------------------------------------------------
  MALAYSIAN RINGGIT - 3.6%
  622,000   Berjaya Sports (Leisure)                               618,965
  66,000    Rothmans Industries Limited* (Tobacco)                 466,282
  494,000   Tanjong (Leisure)                                      596,590
  342,000   Telekom Malaysia (Telecommunications)                  532,800
  438,000   Tenaga Nasional Berhad (Utility)                       370,272
                          ------------------------------------------------
                                                                 2,584,909
 -------------------------------------------------------------------------
  NEW TAIWAN DOLLAR - 2.0%
  330,480   Siliconware Precis* (Technology)                       567,389
  364,550   Taiwan Semiconductor* (Technology)                     827,438
                          ------------------------------------------------
                                                                 1,394,827
 -------------------------------------------------------------------------

  SHARES/UNITS DESCRIPTION                                               VALUE
 COMMON STOCKS - (CONTINUED)
  PHILIPPINE PESO - 3.4%
  1,532,580    Ayala Land Inc. (Real Estate)                        $   391,336
  442,490      Manila Electric Co. (Utility)                          1,072,066
  42,400       Philippine Long Distance
                (Telecommunications)                                    931,591
                          -----------------------------------------------------
                                                                      2,394,993
 ------------------------------------------------------------------------------
  SINGAPORE DOLLAR - 12.2%
  361,000      City Developments (Real Estate)                        1,028,740
  1,277,000    Parkway Holdings (Conglomerates)                       2,159,768
  240,000      Rothmans Industries
                (Consumer Goods)                                      1,112,076
  142,000      Singapore Airlines* (Transportation)                     703,215
  345,072      Singapore Press Holdings (Media)                       2,438,389
  787,000      Singapore Telecommunications* (Telecommunications)     1,189,731
                          -----------------------------------------------------
                                                                      8,631,919
 ------------------------------------------------------------------------------
  THAILAND BAHT - 3.6%
  998,900      Bangkok Expressway* (Construction)                       563,105
  220,800      PTT Exploration & Production*
                (Energy Source)                                       1,840,000
  157,900      Thai Farmers Bank Public-Alien Market (Financial
                Services)                                               119,970
                          -----------------------------------------------------
                                                                      2,523,075
 ------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (COST $89,732,306)                                                $61,007,068
 ------------------------------------------------------------------------------
 STRUCTURED NOTES - 10.6%
  UNITED STATES DOLLAR - 10.6%
  427,294      Taiwan Index Linked Note*                              3,422,625
  492,926      Taiwan Index Linked Note*                              4,091,286
                          -----------------------------------------------------
                                                                      7,513,911
 ------------------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (COST $9,528,797)                                                 $ 7,513,911

 ------------------------------------------------------------------------------

                                                  GOLDMAN SACHS ASIA GROWTH FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  PRINCIPAL           INTEREST                     MATURITY
  AMOUNT              RATE                         DATE                               VALUE
  SHORT-TERM OBLIGATION - 2.4%
  State Street Bank & Trust Euro-Time Deposit
  $1,671,388          5.69%                         08/03/98                    $  1,671,388
 --------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (COST $1,671,388)                                                             $  1,671,388
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $100,932,491)(A)                                                        $ 70,192,367
 --------------------------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which
  value exceeds cost                                                            $  2,471,223
  Gross unrealized loss for investments in which
  cost exceeds value                                                             (35,320,921)
 --------------------------------------------------------------------------------------------
  Net unrealized loss                                                           $(32,849,698)
 --------------------------------------------------------------------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $103,042,065.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

          AS A % OF
   TOTAL NET ASSETS
 COMMON STOCK INDUSTRY CLASSIFICATIONS

  Automotive Products     0.0%
  Banking                 1.8
  Conglomerates           3.0
  Construction            1.6
  Consumer Goods         17.2
  Diversified             8.7
  Energy Source           2.6
  Financial Services      2.3
  Heavy Industries        0.0
  Leisure                 1.7
  Media                   3.4
  Printing & Publishing   1.3
  Real Estate             8.1
  Technology              2.0
  Telecommunications     16.7
  Tobacco                 0.7
  Transportation          1.0
  Utility                14.0
 -----------------------------
  TOTAL COMMON STOCK     86.1%
 -----------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
July 31, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

  Investment in securities, at value (identified cost
  $100,932,491)                                                     $70,192,367
  Cash, at value                                                        721,897
  Receivables:
  Investment securities sold                                            773,005
  Forward foreign currency exchange contracts                           128,836
  Fund shares sold                                                      684,500
  Dividends and interest, at value                                      111,557
  Deferred organization expenses, net                                    15,696
  Other assets                                                          137,698
 -------------------------------------------------------------------------------
  TOTAL ASSETS                                                       72,765,556
 -------------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Fund shares repurchased                                             1,286,416
  Forward foreign currency exchange contracts                            92,730
  Capital gains tax                                                     147,058
  Amounts owed to affiliates                                            243,027
  Accrued expenses and other liabilities                                109,862
 -------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   1,879,093
 -------------------------------------------------------------------------------

  NET ASSETS:
  Paid-in capital                                                   184,699,934
  Accumulated undistributed net investment income                       473,668
  Accumulated distributions in excess of net realized (losses)
  on investment, futures and foreign currency transactions          (83,619,423)
  Net unrealized loss on investments and translation of assets
  and liabilities denominated in foreign currencies                 (30,667,716)
 -------------------------------------------------------------------------------
  NET ASSETS                                                        $70,886,463
 -------------------------------------------------------------------------------

                                                CLASS A CLASS B       CLASS C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                          9,231,029 629,855       111,977
  Net asset and Class A redemption value per
  share(a)                                        $6.99   $6.91         $6.90
 ----------------------------------------------------------------------------
                                                                INSTITUTIONAL
 ----------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                                                  179,302
  Net asset value, offering and redemption
  price per share                                                       $7.07
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $7.40. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Six Months Ended July 31, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Dividends(a)                                                    $  1,053,932
  Interest                                                             191,270
 ------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,245,202
 ------------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                      458,773
  Distribution fees                                                    125,577
  Authorized dealer service fees                                       112,603
  Transfer agent fees                                                  183,906
  Custodian fees                                                       117,364
  Registration fees                                                     39,699
  Professional fees                                                     32,129
  Amortization of deferred organization expenses                        29,684
  Trustee fees                                                           2,686
  Other                                                                 39,676
 ------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,142,097
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs        (232,676)
 ------------------------------------------------------------------------------
  NET EXPENSES                                                         909,421
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                335,781
 ------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FUTURES AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions(b)                                        (9,627,834)
  Futures transactions                                                (386,847)
  Foreign currency related transactions                                 24,984
  Net change in unrealized gain (loss) on:
  Investments                                                       (5,106,759)
  Futures                                                               53,843
  Translation of assets and liabilities denominated in foreign
  currencies                                                           419,655
 ------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED (GAIN) LOSS ON INVESTMENT, FUTURES
  AND FOREIGN CURRENCY TRANSACTIONS                                (14,622,958)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(14,287,177)
 ------------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $62,406.
 (b) Net of capital gains taxes withheld of $231,635.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                      FOR THE
                                                             SIX MONTHS ENDED
                                                                JULY 31, 1998
                                                                  (UNAUDITED)
  FROM OPERATIONS:
  Net investment income                                          $    335,781
  Net realized loss on investment, futures and foreign
  currency related transactions                                    (9,989,697)
  Net change in unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               (4,633,261)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            (14,287,177)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                61,477,953
  Cost of shares repurchased                                      (68,409,840)
 -----------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                                     (6,931,887)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (21,219,064)
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                                92,105,527
 -----------------------------------------------------------------------------
  End of period                                                  $ 70,886,463
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                $    473,668
 -----------------------------------------------------------------------------

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                 FOR THE
                                                              YEAR ENDED
                                                        JANUARY 31, 1998
  FROM OPERATIONS:
  Net investment income                                    $     699,043
  Net realized loss on investment, futures and foreign
  currency related transactions                              (57,330,108)
  Net change in unrealized gain (loss) on investments,
  futures and translation of assets and liabilities
  denominated in foreign currencies                          (57,053,599)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      (113,684,664)
 ------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
  Class A shares                                                (455,983)
  Institutional shares                                           (22,635)
  In excess of net investment income
  Class B shares                                                 (10,435)
  Class C shares                                                    (617)
 ------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (489,670)
 ------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                           94,368,053
  Reinvestment of dividends and distributions                    587,801
  Cost of shares repurchased                                (168,365,597)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                               (73,409,743)
 ------------------------------------------------------------------------
  TOTAL DECREASE                                            (187,584,077)
 ------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                          279,689,604
 ------------------------------------------------------------------------
  End of year                                              $  92,105,527
 ------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME          $     137,887
 ------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                INCOME FROM
                                         INVESTMENT OPERATIONS(E)        DISTRIBUTIONS TO SHAREHOLDERS
                                      ------------------------------- -----------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                            FROM NET
                            NET ASSET    NET        GAIN (LOSS) ON               IN EXCESS  REALIZED GAIN NET INCREASE
                             VALUE,   INVESTMENT   INVESTMENTS AND     FROM NET    OF NET   ON INVESTMENT  (DECREASE)
                            BEGINNING   INCOME     FOREIGN CURRENCY   INVESTMENT INVESTMENT  AND FUTURES  IN NET ASSET
                            OF PERIOD   (LOSS)   RELATED TRANSACTIONS   INCOME     INCOME   TRANSACTIONS     VALUE
 FOR THE SIX MONTHS ENDED JULY 31, (UNAUDITED)
  1998 - Class A Shares       $8.38     $0.04           $(1.43)         $   --     $   --      $   --        $(1.39)
  1998 - Class B Shares        8.31        --            (1.40)             --         --          --         (1.40)
  1998 - Class C Shares        8.29      0.01            (1.40)             --         --          --         (1.39)
  1998 - Institutional
  Shares                       8.44      0.07            (1.44)             --         --          --         (1.37)
 FOR THE YEARS ENDED JANUARY 31,
  1998 - Class A Shares       16.31        --            (7.90)             --      (0.03)         --         (7.93)
  1998 - Class B Shares       16.24      0.01            (7.91)             --      (0.03)         --         (7.93)
  1998 - Class C Shares(b)    15.73      0.01            (7.42)             --      (0.03)         --         (7.44)
  1998 - Institutional
  Shares                      16.33      0.10            (7.96)          (0.03)        --          --         (7.89)
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       16.49      0.06            (0.11)          (0.12)        --       (0.01)        (0.18)
  1997 - Class B Shares(b)    17.31     (0.05)           (0.48)          (0.51)     (0.03)         --         (1.07)
  1997 - Institutional
  Shares(b)                   16.61      0.04            (0.11)          (0.11)     (0.06)      (0.04)        (0.28)
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       13.31      0.17             3.44           (0.12)     (0.14)      (0.17)         3.18
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A Shares(b)    14.18      0.11            (0.89)           0.01         --       (0.10)        (0.87)
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Class A, Class B, Class C and Institutional share activity commenced on July 8, 1994, May 1, 1996, August 15, 1997 and February 2, 1996,
     respectively.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the balancing effect of calculating per share amounts.

                                                                                   Ratios assuming no voluntary waiver
                                                                                   of fees or expense limitations
                                                                                   ----------------------------------

                                                                    Ratio of                          Ratio of
                                          Net assets Ratio of     net investment     Ratio of      net investment
 Net asset                  Portfolio      at end of net expenses income (loss) to expenses to      income (loss)
value, end    Total          turnover       period   to average    average net       average       to average net
 of period  return(a)          rate        (in 000s) net assets      assets         net assets          assets
-----------------------------------------------------------------------------------------------------------------------
     $6.99      (16.59)%(d)     27.95%(d)    $64,495     1.97%(c)         0.74%(c)        2.48%(c)           0.23%(c)
      6.91      (16.85)(d)      27.95(d)       4,351     2.51(c)          0.23(c)         2.98(c)           (0.24)(c)
      6.90      (16.77)(d)      27.95(d)         772     2.51(c)          0.36(c)         2.98(c)           (0.11)(c)
      7.07      (16.23)(d)      27.95(d)       1,268     1.10(c)          1.72(c)         1.57(c)            1.25(c)
      8.38      (48.49)        105.16         87,437     1.75             0.31            1.99               0.07
      8.31      (48.70)        105.16          3,359     2.30            (0.29)           2.50              (0.49)
      8.29      (47.17)(d)     105.16            436     2.35(c)         (0.26)(c)        2.55(c)           (0.46)(c)
      8.44      (48.19)        105.16            874     1.11             0.87            1.31               0.67
---------------------------------------------------------------------------------------------------------------------
     16.31       (1.01)         48.40        263,014     1.67             0.20            1.87                  -
     16.24       (6.02)(d)      48.40          3,354     2.21(c)         (0.56)(c)        2.37(c)           (0.72)(c)
     16.33       (1.09)(d)      48.40         13,322     1.10(c)          0.54(c)         1.26(c)            0.38(c)
---------------------------------------------------------------------------------------------------------------------
     16.49       26.49          88.80        205,539     1.77             1.05            2.02               0.80
     13.31       (5.46)(d)      36.08        124,298     1.90(c)          1.83(c)         2.38(c)            1.35(c)
---------------------------------------------------------------------------------------------------------------------

                                                 GOLDMAN SACHS ASIA GROWTH FUND

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
July 31, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). At July 31, 1998, the Asia Growth Fund offered five clas-ses of shares -- Class A, Class B, Class C, Institutional and Service (Serv-ice shares have not commenced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to the prior periods' amounts to conform with the current period presentation. Such reclassifications have no effect on previously reported net asset values of the Fund.

 A. INVESTMENT VALUATION -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Un-listed equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. In addition, it is the Fund's policy to accrue for estimated capital gains taxes on foreign securities held.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 C. DERIVATIVE FINANCIAL INSTRUMENTS -- STRUCTURED NOTES
 Subject to its investment restrictions, the fund may utilize derivative fi-nancial instruments such as structured notes. Such instruments are used by the fund as a means of investing in a particular market or of increasing the return on the Fund's investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the fund to a greater degree of market risk and loss than other types of fixed income securities.

 D. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions or to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records re-alized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 F. SHORT SECURITIES POSITIONS -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $184,000, $5,487,000, $10,408,000 and
 $14,137,000 at October 31, 1997 (the Fund's tax year end) of capital loss carryforwards expiring in 2002, 2003, 2004 and 2005, respectively, for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.

 H. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. EXPENSES -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on each Fund's relative net assets.
   Class A, Class B and Class C shares bear all expenses and fees relating to distribution and authorized dealer service plans. Each class of shares sepa-rately bears their respective class-specific transfer agency fees.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 J. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. FUTURES CONTRACTS -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the respective futures. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depen-dent on the daily fluctuations in the value of the contracts, and are re-corded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations. The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)
 3. AGREEMENTS

 Goldman Sachs Asset Management International ("GSAM International") an affil-iate of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund's investment adviser pursuant to an Investment Management Agreement (the "Agreement"). Un-der the Agreement, GSAM International, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including pro-viding facilities, GSAM International is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   For the six months ended July 31, 1998, Goldman Sachs voluntarily agreed to reduce or limit certain "Other Expenses" for the Fund (excluding management, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions, transfer agent fees and extraordinary expenses) to the extent such expenses exceeded .24% of the average daily net assets of the Fund. For the six months ended July 31, 1998, Goldman Sachs has reimbursed approximately $151,000. At July 31, 1998, approximately $27,000 is owed to the Fund. Effective September 1, 1998, this expense limitation has been modified.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges imposed and has advised the Fund that it retained approximately $112,000 during the six months ended July 31, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively.
   For the six months ended July 31, 1998, the Distributor has voluntarily agreed to waive approximately $17,000 of its distribution fee attributable to the Class A shares and GSAM International has agreed to waive approximately $65,000 of its management fee attributable to all classes. The Distributor and GSAM International may discontinue or modify these waivers and/or limita-tions in the future at their discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, to .25% of its average daily net assets attributable to Class A, Class B and Class C shares. Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Effective September 1, 1998 fees charged for such transfer agent services are as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional Shares.
   At July 31, 1998, the Fund owed approximately $55,000, $48,000, $46,000 and $94,000 for Management, Distribution, Authorized Dealer Service and Transfer Agent fees, respectively.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the six months ended July 31, 1998, were $26,214,775 and $23,190,746, respectively.
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At July 31, 1998, the Fund had sufficient cash and securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" of $128,836 of realized gains relating to forward foreign currency exchange con-tracts closed but not settled as of July 31, 1998 and $92,730 of realized losses relating to forward foreign currency exchange contracts closed but not settled as of July 31, 1998, respectively, in the accompanying Statement of Assets and Liabilities.
   For the six months ended July 31, 1998, Goldman Sachs earned approximately $14,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the six months ended July 31, 1998, the Fund did not have any borrowings under these facilities.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
July 31, 1998 (Unaudited)

 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended July 31, 1998 and for the year ended Jan-uary 31, 1998 is as follows:

                         FOR THE SIX MONTHS ENDED JULY 31, 1998   FOR THE YEAR ENDED JANUARY 31, 1998
                                      (UNAUDITED)
                          -----------------------------------------------------------------------------
                                     SHARES              DOLLARS            SHARES             DOLLARS
 ------------------------------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                      7,137,705  $        56,026,778         7,223,511  $       87,540,626
 Reinvestments of divi-
 dends and distribu-
 tions                                   --                   --            43,677             582,740
 Shares repurchased              (8,336,958)         (66,287,867)      (12,959,028)       (156,582,479)
                          -----------------------------------------------------------------------------
                                 (1,199,253)         (10,261,089)       (5,691,840)        (68,459,113)
 ------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                        283,041            2,482,773           303,767           4,001,854
 Reinvestments of divi-
 dends and distribu-
 tions                                   --                   --               718               9,264
 Shares repurchased                 (57,523)            (476,283)         (106,535)         (1,359,625)
                          -----------------------------------------------------------------------------
                                    225,518            2,006,490           197,950           2,651,493
 ------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                        129,668            1,048,252            70,257             777,621
 Reinvestments of divi-
 dends and distribu-
 tions                                   --                   --                48                (185)
 Shares repurchased                 (70,202)            (509,788)          (17,794)           (163,196)
                          -----------------------------------------------------------------------------
                                     59,466              538,464            52,511             614,240
 ------------------------------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                        231,777            1,920,150           163,318           2,047,952
 Reinvestments of divi-
 dends and distribu-
 tions                                   --                   --               277              (4,018)
 Shares repurchased                (156,063)          (1,135,902)         (875,506)        (10,260,297)
                          -----------------------------------------------------------------------------
                                     75,714              784,248          (711,911)         (8,216,363)
 ------------------------------------------------------------------------------------------------------
 NET DECREASE                      (838,555) $        (6,931,887)       (6,153,290) $      (73,409,743)
 ------------------------------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Asia Growth Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs Asia Growth Fund, you can capitalize on Goldman Sachs' history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
  With professionals based in offices throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
  Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
  Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Asia Growth Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies related to Asia, excluding Japan.


Target Your Needs

The Goldman Sachs Asia Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

--------------------------------------------------------------------------------
Goldman Sachs Funds

                               ASSET ALLOCATION
Higher Risk/Return                                           Lower Risk/Return
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY            DOMESTIC             FIXED        MONEY
 .  Goldman Sachs                EQUITY               INCOME       MARKET
   International
   Small Cap
   Fund

For More Information

To learn more about the Goldman Sachs Asia Growth Fund and other Goldman Sachs Funds, call your investment professional today.

/*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard B. Strubel

OFFICERS
Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Asia Growth Fund's, Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

(C) Copyright 1998 Goldman, Sachs & Co. All rights reserved.
Date of first use: September 30, 1998                         AGSAR /40K / 9-98